Subsequent Events:	9 Months Ended	12 Months Ended
	Apr. 30, 2013	Jul. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 12 – Subsequent Events:

The Company has evaluated subsequent events occurring after the balance sheet date through the date the interim consolidated financial statements were issued and determined that there are no events requiring financial statement disclosure.

Note 20 - Subsequent Events:

On August 10, 2012, the investors from the July 2011 Series A 9% Convertible Preferred Stock and the February 2012 Series B 9% Convertible Preferred Stock transaction (see Note 11) exercised their right to make an additional investment with the same terms as the earlier transactions. Pursuant to a securities purchase agreement dated August 8, 2012, the Company agreed to sell an aggregate of 750 shares of its newly designated non-voting Series C 9% Convertible Preferred Stock and warrants to purchase up to an aggregate of 100% of the shares of its common stock issuable upon conversion of the convertible preferred stock. The convertible preferred stock and warrants were sold in units, with each unit consisting of one share of convertible preferred stock and a warrant to purchase 100% of the shares of the Company’s common stock issuable upon conversion of such share of convertible preferred stock. Each unit was sold at a price of $1,000, for an aggregate purchase price of $750,000 and the net proceeds of $725,000 after legal expenses were received by August 10, 2012. An aggregate of 18,750,000 shares of the Company’s common stock are issuable upon conversion of, or exercise of, the convertible preferred stock and warrants. The transaction triggered the ratchet provisions of 55,148,530 warrants which had a previous exercise price of $0.15 per share and a post-transaction exercise price of $0.08 per share resulting in an increase in the number of such warrants to 103,403,485, an increase of 48,254,955 warrants.

On September 6, 2012, the Company sold its commercial property at 33 Harbour Square for gross proceeds of CAD$1,640,000. This property had a net book value of CAD$577,214 and the resulting gain on sale of this property will be recognized in the first quarter of fiscal 2013. The net cash proceeds after real estate commissions and other fees were used to pay down the mortgages on this property and the Company did not receive any proceeds from the sale of this property.

On October 11, 2012, the Company signed an amendment to a letter agreement which was originally signed on September 28, 2011, which letter agreement agreed to convert an unsecured payable from May 2009 in the amount of approximately $1.1 million to a non-interest bearing balance of approximately $2.25 million included in Accounts Payable & Accruals - General and Administrative (Note 7). Per the original letter agreement, such balance will be settled in Antigen stock following the proposed spinout of Antigen. The October 11, 2012 amendment agreed to amend the total balance owing to approximately $2.54 million in recognition of the party’s forbearance due to the delay in the proposed Antigen spinout. The additional charge of approximately $290,000 will be recognized in the Company’s fiscal quarter ended October 31, 2012.

The Company has evaluated subsequent events occurring after the balance sheet date through the date the consolidated financial statements were issued.